                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 25, 1999
                                                        ----------------



                            SLM FUNDING CORPORATION
                            -----------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                      the SLM Student Loan Trust 1996-2,
                      the SLM Student Loan Trust 1996-3,
                      the SLM Student Loan Trust 1996-4,
                      the SLM Student Loan Trust 1997-1,
                      the SLM Student Loan Trust 1997-2,
                      the SLM Student Loan Trust 1997-3,
                      the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                    and the SLM Student Loan Trust 1998-2)


Delaware            33-95474/333-2502/333-24949/333-44465         23-2815650
--------            -------------------------------------         ----------
(State or other           (Commission File Numbers)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)



                             777 Twin Creek Drive
                             Killeen, Texas 76543
                             --------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500

                                  Page 1 of 3
                        Exhibit Index appears on Page 3
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Item 5.   Other Events
          ------------

          On January 25, 1999, the Sallie Mae Student Loan Trust 1995-1 made its thirteenth, the Sallie Mae Student Loan Trust 1996-1 made its twelfth, the SLM Student Loan Trust 1996-2 made its eleventh, the SLM Student Loan Trust 1996-3 made its tenth, the SLM Student Loan Trust 1996-4 made its ninth, the SLM Student Loan Trust 1997-1 made its eighth, the SLM Student Loan Trust 1997-2 made its seventh, the SLM Student Loan Trust 1997-3 made its sixth, the SLM Student Loan Trust 1997-4 made its fourth, the SLM Student Loan Trust 1998-1 made its third and the SLM Student Loan Trust 1998-2 made its second, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of January 25, 1999, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

          The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended January 25, 1999.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

               19.1 Quarterly Servicing Reports



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 1, 1999

                                             SLM FUNDING CORPORATION



                                             By:    /s/ J. Lance Franke
                                                    ___________________________
                                             Name:  J. Lance Franke
                                             Title: Chief Financial Officer

                                  Page 2 of 3
                        Exhibit Index appears on Page 3
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                               INDEX TO EXHIBIT
                               ----------------

                                                              Sequentially
Exhibit                                                         Numbered
Number                              Exhibit                      Page
------                              -------                      ----
 19.1                     Quarterly Servicing Reports.

                                  Page 3 of 3
                        Exhibit Index appears on Page 3